gray

Content • Community • Culture

NYSE: GTN
Gray Media, Inc.
Quarterly Update Deck

August 8, 2025

Reflects June 2025 Quarterly and 2024 Full-Year Results



Gray Media, Inc.

A multimedia company headquartered in Atlanta, Georgia, Gray Media, Inc. ("Gray Media," "Gray," or the "Company") owns local television stations and digital assets serving 113 television markets that collectively reach approximately 37 percent of US television households. The portfolio includes 78 markets with the top-rated television station and 99 markets with the first and/or second highest rated television station during 2024 according to Comscore, as well as the largest Telemundo Affiliate group with 44 markets.

The company also owns Gray Digital Media, a full-service digital agency offering national and local clients digital marketing strategies with the most advanced digital products and services. Gray's additional media properties include video production companies Raycom Sports, Tupelo Media Group, and PowerNation Studios, and studio production facilities Assembly Atlanta and Third Rail Studios.

This presentation contains certain forward-looking statements that are based largely on Gray Media's current expectations and reflect various estimates and assumptions by company management. These statements may be identified by words such as "estimates," "expect," "anticipate," "will," "implied," "assume" and similar expressions. In addition, statements in this presentation relating to the value and growth opportunities for revenues are based on Gray's current expectations and beliefs and therefore constitute forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward-looking statements. Such risks, trends and uncertainties which in some instances are beyond Gray's control, including estimates of future revenue, future expenses and other future events.

Gray is subject to additional risks and uncertainties described in the company's quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the "Risk Factors," and management's discussion and analysis of financial condition and results of operations sections contained therein. Any forward-looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management's views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this presentation beyond the published date, whether as a result of new information, future events or otherwise.

Gray Media's 2Q25 Results Compare Favorably to Guidance

	Original Guidance Issued May 8, 2025	Reported Results Second Quarter 2025
Core Advertising Revenue – *High-End of Guidance*	~$354 (-MSD)	$361 (-3%)
Retransmission Revenue – *In-Line with Guidance*	$369 - $371	$369
Total Revenue – *Above High-End of Guidance*	$758 - $763	$772
Broadcasting Expense – *Below Low-End of Guidance*	$568 - $575	$563
Production Companies Expense – *Exceeded Guidance*	$14 - $15	$20
Corporate Expense – *Below Low-End of Guidance*	$30 - $35	$25

Amounts shown in millions of dollars. Gray provided Guidance in our 1Q25 earnings press release issued on May 8, 2025. Consistent with that release, Core Revenue guide of "MSD" decline assumed at -5%. Expense line items exclude depreciation, amortization, impairment and gain or loss on disposal of assets.

Selected Operating Results

($ in Millions)	Six Months Ending June 30 2025	Six Months Ending June 30 2024	Year Ending December 31 2024	Year Ending December 31 2023
Revenue (less agency commissions):				
Core advertising	$ 705	$ 745	$ 1,490	$ 1,514
Political advertising	22	74	497	79
Retransmission consent	748	752	1,482	1,532
Other	34	36	70	70
Total broadcasting revenue	1,509	1,607	3,539	3,195
Production companies	45	42	105	86
Total revenue	**$ 1,554**	**$ 1,649**	**$ 3,644**	**$ 3,281**
Operating expenses:				
Broadcasting	$ 1,140	$ 1,148	$ 2,317	$ 2,268
Production companies	$ 40	$ 35	$ 83	$ 115
Corporate and administrative	$ 57	$ 56	$ 104	$ 112
Net (loss) income	$ (65)	$ 110	$ 375	$ (76)
Adjusted EBITDA*	$ 329	$ 422	$ 1,162	$ 816

- **$3.4** Billion 2Q25 L8QA Total Revenue
- **$975** Million 2Q25 L8QA Leverage Ratio Denominator
- **$22** Million Debt Principal Reduction in 2Q25
- **5.60x** Leverage Ratio at 2Q25**
- **2.99x** First Lien Leverage Ratio at 2Q25**

Expenses exclude depreciation, amortization, impairment and gain (loss) on disposal of assets, net.
* See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net (loss) income included herein.
** See description and calculation of Leverage Ratio Denominator, Leverage Ratio and First Lien Leverage Ratio, in each case, calculated as specified in our Senior Credit Agreement, included herein. Excludes July 2025 refinancing activities.

Capitalization Table

($ in millions)	6/30/25 Actual Amount	6/30/25 Actual Cumulative Leverage	7/18/25 2nd Lien Refi Adjustments	7/25/25 1st Lien Refi Adjustments	As Adjusted
Cash	$ 199				
Revolver due 12/1/2028 (S +225) (1)	$ -	-x	50	(50)	$ -
Term Loan D due 12/1/2028 (S + 300 + 11 bps CSA)	1,369	1.4x		(630)	739
Term Loan F due 6/4/2029 (S + 525)	493	1.9x	(403)	(80)	10
10.5% 1L Senior Secured Notes due 7/15/2029	1,250	3.2x			1,250
7.25% 1L Senior Secured Notes due 8/15/2033	-	3.2x		775	775
Total outstanding principal secured by a first lien	$ 3,112	3.2x	(353)	15	$ 2,774
First Lien Adjusted Total Indebtedness ("First Lien Leverage Ratio")	**$ 2,913**	**2.99x**			
9.625% 2nd Lien Notes due 7/15/2032	-	3.2x	900		900
Total outstanding principal secured by a lien	$ 3,112	3.2x	548	15	$ 3,674
Total net Indebtedness secured by a lien ("Secured Leverage Ratio")	**$ 2,913**	**3.0x**			
5.875% Senior Unsecured Notes due 7/15/2026	2	3.2x			2
7.000% Senior Unsecured Notes due 5/15/2027	528	3.7x	(528)		-
4.750% Senior Unsecured Notes due 10/15/2030	790	4.5x			790
5.375% Senior Unsecured Notes due 11/15/2031	1,219	5.8x			1,219
Total outstanding principal, including current portion (2)	$ 5,651	5.8x	20	15	$ 5,685
Adjusted Total Indebtedness (2) (3) ("Leverage Ratio")	**$ 5,460**	**5.60x**			
Leverage Ratio Denominator		**$ 975**			
Total Liquidity (Cash + Available Revolver + Available AR Securitization)	**$ 891**				

Note: As adjusted reflects the refinancing transactions completed on July 18, 2025 and July 25, 2025. Amounts may not foot due to rounding.
(1) Revolver commitment $700 million due 12/31/27 at 6/30/25. Increased to $750 million due 12/1/28 on July 18, 2025
(2) Excludes $400 million million outstanding under our AR Securitization agreement and $650 million of outstanding Series A preferred equity.
(3) Includes $8 million of outstanding undrawn letters of credit.

Proactively Managing Debt Maturity Profile

Debt Maturity Profile (Actual as of 6/30/2025[1])



($ in millions)
Revolver
$0
$2
$528
$1,369
$1,743
$790
$1,219
2025
2026
2027
2028
2029
2030
2031
2032
2033
Secured
Unsecured
Revolver Drawn
Revolver

Adjusted Debt Maturity Profile (Reflecting July 2025 Refinancing Activities[2])



($ in millions)
No significant maturities until after the '26 and '28 political cycles
Revolver
$0
$2
$739
$1,260
$790
$1,219
$900
$775
2025
2026
2027
2028
2029
2030
2031
2032
2033
Secured
Unsecured
Revolver Drawn
Revolver

Source: Company filings
Note: Excludes $400 million non-recourse off balance sheet AR Securitization Facility and $650mm of Preferred Stock.
[1] Excludes TLD and TLF mandatory amortization.
[2] Adjusted for $900 million Second Lien Notes offering, Revolver amendment and commitment increase to $750 million, TLF repayment and $528 million redemption of 2027 Senior Unsecured Notes completed on July 18, 2025 and $775 million First Lien Notes offering, TLD / TLF / Revolver repayments completed on July 25, 2025.

Multi-Pronged Delevering Approach

Intense focus on managing liquidity, 1L/Junior capital mix, maturity towers, and allocating capital to reduce debt and leverage[1]

Refinanced 2027 & 2029 Maturities with 2L Secured Notes Issuance

- Issued 9.625% 2L Secured Notes to proactively extend portfolio duration while reducing 1L Leverage
- Upsized and extended $750 million RCF for additional liquidity and flexibility

Issued 1L Secured Notes to Further Extend Maturity Profile

- Issued 7.25% 1L Secured Notes to refinance a portion of the Term Loan D and Term Loan F
- Significantly reduced maturity tower in 2028 on a cost-effective basis

Reduce Debt / Leverage Through 2026 Political Cycle

- Evaluate opportunities to utilize cash flow to reduce debt and leverage
- Continue to evaluate de-leveraging M&A opportunities

1L Refinancing to Further Extend Maturities

- Monitor market opportunities to refinance remaining 1L Debt as market and other conditions allow
- Lower quantum of debt and leverage would drive down interest expense

Reduce Debt / Leverage Through 2028 Political Cycle

- Continue to focus on reduction of Net Leverage and reducing interest cost
- Monitor market opportunities to refinance unsecured notes

Note: This approach is based largely on Gray Media's current expectations and reflects various estimates and assumptions by company management. It is subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from the intention set forth on this slide.

[1] Subject to market conditions, business performance and other factors, our current intention to manage our capital structure is set forth above.

Non-GAAP Reconciliation

Calculation of Leverage Ratio Denominator, Adjusted Total Indebtedness, First Lien Leverage Ratio and Secured Leverage Ratio, as each is defined in our Senior Credit Agreement (Unaudited and as presented in Quarterly Report on Form 10-Q)

		Eight Quarters Ended June 30, 2025
		(dollars in millions)
Net income	$	261
Adjustments to reconcile from net income to Leverage Ratio Denominator as defined in our Senior Credit Agreement:		
Depreciation		286
Amortization of intangible assets		278
Non-cash stock-based compensation		45
Common stock contributed to 401(k) plan		10
Loss on disposal of assets, net		7
Gain on disposal of investment, not in the ordinary course		(110)
Interest expense		948
Gain on early extinguishment of debt		(35)
Income tax expense		122
Amortization of program broadcast rights		58
Impairment of investment, goodwill and intangible assets		125
Payments for program broadcast rights		(59)
Pension benefit		(4)
Contributions to pension plans		(4)
Adjustments for unrestricted subsidiaries		21
Adjustments for stations acquired or divested, financings and expected synergies during the eight quarter period		(1)
Transaction Related Expenses		1
Total eight quarters ended June 30, 2025	$	**1,949**
Leverage Ratio Denominator (total eight quarters ended June 30, 2025, divided by 2)	$	**975**

		June 30, 2025
		(dollars in millions)
Total outstanding principal, including current portion	$	5,651
Letters of credit outstanding		8
Cash		(199)
Adjusted Total Indebtedness	$	**5,460**
Leverage Ratio (maximum permitted incurrence is 7.00 to 1.00)		**5.60**
Total outstanding principal secured by a first lien	$	3,112
Cash		(199)
First Lien Adjusted Total Indebtedness	$	**2,913**
First Lien Leverage Ratio (maximum permitted incurrence is 3.50 to 1.00) (1)		**2.99**
Total outstanding principal secured by a lien	$	3,112
Cash		(199)
Secured Adjusted Total Indebtedness	$	**2,913**
Secured Leverage Ratio (maximum permitted incurrence is 5.50 to 1.00)		**2.99**

(1) [illegible]

Quarterly Non-GAAP Reconciliations

Adjusted EBITDA (Unaudited)

	Three Months Ended June 30,		
	2025	2024	2023
		(in millions)	
Net (loss) income	$ (56)	$ 22	$ 4
Adjustments to reconcile from net (loss) income to Adjusted EBITDA			
Depreciation	32	36	35
Amortization of intangible assets	28	32	50
Impairment of intangible assets	28	-	-
Non-cash stock-based compensation	5	6	7
(Gain) loss on disposal of assets, net	(6)	(1)	16
Miscellaneous (income) expense, net	-	(2)	1
Interest expense	117	118	109
Loss from early extinguishment of debt	-	7	-
Income tax expense	21	7	5
Adjusted EBITDA	**$ 169**	**$ 225**	**$ 227**
Supplemental Information:			
Amortization of deferred loan costs	4	4	3
Preferred stock dividends	13	13	13
Common stock dividends	8	8	7
Purchases of property and equipment (1)	14	22	26
Reimbursements of property and equipment purchases (2)	-	-	-
Income taxes paid, net of refunds	39	83	24

(1) Excludes $11 million, $7 million and $77 million related to the Assembly Atlanta project in 2025, 2024 and 2023, respectively.
(2) Excludes $1 million and $12 million related to the Assembly Atlanta project in 2024 and 2023, respectively.

YTD Non-GAAP Reconciliations

Adjusted EBITDA (Unaudited)

	Six Months Ended June 30,		
	2025	2024	2023
		(in millions)	
Net (loss) income	$ (65)	$ 110	$ (27)
Adjustments to reconcile from net (loss) income to Adjusted EBITDA			
Depreciation	66	72	70
Amortization of intangible assets	57	63	99
Impairment of intangible assets	28	-	-
Non-cash stock-based compensation	12	12	9
(Gain) loss on disposal of assets, net	(8)	(1)	26
Miscellaneous (income) expense, net	(1)	(112)	3
Interest expense	235	233	213
(Gain) loss from early extinguishment of debt	(1)	7	3
Income tax expense (benefit)	6	38	(6)
Adjusted EBITDA	**$ 329**	**$ 422**	**$ 390**
Supplemental Information:			
Amortization of deferred loan costs	8	7	7
Preferred stock dividends	26	26	26
Common stock dividends	16	16	14
Purchases of property and equipment (3)	24	41	45
Reimbursements of property and equipment purchases (4)	-	-	-
Income taxes paid, net of refunds	39	85	24

(3) Excludes $16 million, $22 million and $168 million related to the Assembly Atlanta project in 2025, 2024 and 2023, respectively.
(4) Excludes $5 million, $6 million and $38 million related to the Assembly Atlanta project in 2025, 2024 and 2023, respectively.

Full-Year Non-GAAP Reconciliations

Adjusted EBITDA (Unaudited)

	Year Ended December 31,		
	2024	2023	2022
		(in millions)	
Net income (loss)	$ 375	$ (76)	$ 455
Adjustments to reconcile from net income (loss) to Adjusted EBITDA			
Depreciation	144	145	129
Amortization of intangible assets	125	194	207
Impairment of goodwill and other intangible assets	-	43	-
Non-cash stock-based compensation	22	20	22
Non-cash 401(k) expense	-	10	9
Loss (gain) on disposal of assets, net	20	21	(2)
Miscellaneous (income) expense, net	(117)	(7)	4
Impairment of investments	25	29	18
Interest expense	485	440	354
Gain (loss) on early extinguishment of debt	(34)	3	-
Income tax expense (benefit)	117	(6)	159
Adjusted EBITDA	**$ 1,162**	**$ 816**	**$ 1,355**
Supplemental Information:			
Pension benefit	$ 3	$ 2	$ 3
Contribution to pension plan	-	4	4
Amortization of deferred loan costs	15	12	15
Preferred stock dividends	52	52	52
Common stock dividends	32	30	30
Purchases of property and equipment (2)	97	108	172
Reimbursements of property and equipment purchases (3)	-	-	7
Income taxes paid, net of refunds	135	50	180

(2) Excludes $46 million, $240 million and $264 million related to the Assembly Atlanta project in 2024, 2023 and 2022, respectively.
(3) Excludes $9 million, $64 million and $0 million related to the Assembly Atlanta project in 2024, 2033 and 2022, respectively.

Non-GAAP Terms

In addition to results prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), this presentation discusses "Adjusted EBITDA" a non-GAAP performance measure that management uses to evaluate the performance of the business. Adjusted EBITDA is calculated as net income (loss), adjusted for income tax expense (benefit), interest expense, loss on extinguishment of debt, non-cash stock-based compensation costs, non-cash 401(k) expense, depreciation, amortization of intangible assets, impairment of goodwill and other intangible assets, impairment of investments, loss (gain) on asset disposals and certain other miscellaneous items. We consider Adjusted EBITDA to be an indicator of our operating performance.

In addition to results prepared in accordance with GAAP, "Leverage Ratio Denominator" is a metric that management uses to calculate our compliance with our financial covenants in our indebtedness agreements. This metric is calculated as specified in our Senior Credit Agreement and is a significant measure that represents the denominator of a formula used to calculate compliance with material financial covenants within the Senior Credit Agreement that govern our ability to incur indebtedness, incur liens, make investments and make restricted payments, among other limitations usual and customary for credit agreements of this type. Accordingly, management believes this metric is a very material metric to our debt and equity investors. Leverage Ratio Denominator gives effect to the revenue and broadcast expenses of all completed acquisitions and divestitures as if they had been acquired or divested, respectively, on July 1, 2023. It also gives effect to certain operating synergies expected from the acquisitions and related financings and adds back professional fees incurred in completing the acquisitions. Certain of the financial information related to the acquisitions, if applicable, has been derived from, and adjusted based on, unaudited, un-reviewed financial information prepared by other entities, which Gray cannot independently verify. We cannot assure you that such financial information would not be materially different if such information were audited or reviewed and no assurances can be provided as to the accuracy of such information, or that our actual results would not differ materially from this financial information if the acquisitions had been completed on the stated date. In addition, the presentation of Leverage Ratio Denominator as determined in the Senior Credit Agreement and the adjustments to such information, including expected synergies, if applicable, resulting from such transactions, may not comply with GAAP or the requirements for pro forma financial information under Regulation S-X under the Securities Act of 1933. Leverage Ratio Denominator, as determined in the Senior Credit Agreement, represents an average amount for the preceding eight quarters then ended.

Our "Adjusted Total Indebtedness" or "Net Debt", "First Lien Adjusted Total Indebtedness" and "Secured Adjusted Total Indebtedness" in each case net of all cash, represents the amount of outstanding principal of our long-term debt, plus certain other obligations as defined in our Senior Credit Agreement for the applicable amount of indebtedness.

These non-GAAP terms are not defined in GAAP and our definitions may differ from, and therefore may not be comparable to, similarly titled measures used by other companies, thereby limiting their usefulness. Such terms are used by management in addition to, and in conjunction with, results presented in accordance with GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP.

gray

Content • Community • Culture



4370 Peachtree Rd, NE

Atlanta, GA 30319

NYSE: GTN

www.graymedia.com